NEWS RELEASE
                                                    FOR RELEASE IMMEDIATELY
                                                    Contact:  Paul Frenkiel, CFO
                                                    (215) 735-4422  ext. 255

                          REPUBLIC FIRST BANCORP, INC.
REPORTS 156% INCREASE IN THIRD QUARTER EARNINGS
-----------------------------------------------

         Philadelphia, PA, October 25, 2004 - Republic First Bancorp, Inc. (NASDAQ:FRBK), (the "Company") the holding company for Republic First Bank (PA) and First Bank of Delaware (DE) today reported third quarter 2004 earnings of $3.1 million. Total third quarter 2004 diluted earnings per share amounted to $0.41* compared to $0.16* for the prior year third quarter, a 156% increase from the prior year third quarter. Total year to date earnings increased to $6.3 million in 2004, compared to $3.7 million for the prior year. Total year to date diluted earnings per share increased to $0.83* compared to $ .50* in the prior year. Average commercial and construction loans and core deposits grew in excess of 20% in third quarter 2004 compared to the comparable prior year period.

          Chairman Harry Madonna stated, "While the large one time loan loss recovery during the period was a positive development, it should not overshadow the continued improvement in core earnings. The growth in commercial loans and core deposits, which exceeded 20%, also augurs well for the future. During the quarter, $125 million of the Bank's Federal Home Loan Bank borrowings, with a blended rate of over 6%, began to be paid off, and will continue to be paid off through February of 2005. These pay offs will significantly decrease our cost of funds in the current rate environment. We will continue to focus on our carefully selected lines of business, each of which continues to meet or exceed our expectations. We look forward to making continued progress, and further increasing shareholder value."

         Total shareholders' equity stood at $62.6 million with a book value per share of $8.65* at September 30, 2004, based on outstanding common shares of approximately 7.3 million*. As of that date, the Company continued to be well capitalized.

          Republic First Bank (PA) and First Bank of Delaware (DE) are full-service, state-chartered commercial banks, whose deposits are insured by the Federal Deposit Insurance Corporation (FDIC). The Banks provide diversified financial products through their twelve offices located in Abington, Ardmore, Bala Cynwyd, East Norriton, and Philadelphia, Pennsylvania and Wilmington, Delaware.

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in this release and in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

* All current and prior year per share amounts and total shares outstanding reflect the 10% stock dividend paid August 24, 2004.

                                      # # #

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 Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
     except per share data)
                                                                          Three Months Ended                      Nine Months Ended
                                                                             September 30,                          September 30,
                                                                 2004            2003               2004               2003
                                                      -------------------------------------   ---------------------------------

 Net Interest Income                                             $ 5,514           $ 4,081        $ 15,443            $ 21,474
 Provision for Loan Losses                                          (611)              647             263               6,345
 Other Income                                                      3,817             2,826           9,393               4,218
 Other Expenses                                                    5,346             4,421          15,153              13,797
 Income Taxes                                                      1,513               606         $ 3,168             $ 1,873
                                                      -------------------       -----------   -------------     ---------------
 Net Income                                                      $ 3,083           $ 1,233         $ 6,252             $ 3,677
                                                      =========================================================================

 Basic EPS                                                        $ 0.43            $ 0.17          $ 0.88              $ 0.52
                                                      -------------------       -----------   -------------     ---------------
 Diluted EPS                                                      $ 0.41            $ 0.16          $ 0.83              $ 0.50
                                                      -------------------       -----------   -------------     ---------------

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 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                                  September 30                                       September 30
                                                             2004                                               2003
                                                      -------------------                               --------------------

 Federal Funds Sold and Other Interest Bearing Cash             $ 59,319                                           $ 71,122
 Investment Securities                                            54,080                                             50,702
 Commercial and Other Loans                                      553,263                                            471,775
 Allowance for Loan Losses                                        (8,338)                                            (8,731)
 Other Assets                                                     54,564                                             59,899
                                                      -------------------                               --------------------

 Total Assets                                                  $ 712,888                                          $ 644,767
                                                      ===================                               ====================

 Liabilities and Shareholders' Equity:
 Transaction Accounts                                          $ 345,145                                          $ 266,845
 Time Deposit Accounts                                           185,848                                            180,768
 FHLB Advances and Trust Preferred Securities                    106,186                                            131,000
 Other Liabilities                                                13,063                                             11,188
 Shareholders' Equity                                             62,646                                             54,966
                                                      -------------------                               --------------------
 Total Liabilities and Shareholders' Equity                    $ 712,888                                          $ 644,767
                                                      ===================                               ====================
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Attachment #2

Republic First Bancorp, Inc.
September 30, 2004


                                              At or For the
                                           Three Months Ended
                             ---------------------------------------------------
                                 September 30                 September 30
Financial Data:                      2004                         2003
                             ---------------------        ----------------------

Return on average assets             1.79        %               0.75          %

Return on average equity            20.52        %               8.94          %

Share information:

Book value per share                $8.65                         $7.62

Shares o/s at period end                7,242,991                    7,141,000

Average diluted shares o/s              7,607,000                    7,481,000


                                At or For the
                                  Nine Months Ended
                             ---------------------------------------------------
                                 September 30                 September 30
Financial Data:                      2004                         2003
                             ---------------------        ----------------------

Return on average assets             1.20        %               0.75          %

Return on average equity            13.83        %               9.26          %

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Attachment #3

Republic First Bancorp, Inc.
Press release 9/30/04
(Dollars in thousands except per share data)

Credit Quality Ratios:
                                                Sept. 30                   Dec 31,                  Sept. 30
                                                  2004                      2003                      2003
                                            ------------------      ----------------------      -----------------

Non-accrual and loans accruing,
but past due 90 days or more                          $ 7,640                     $ 8,611                $ 6,983

Restructured loans                                          -                           -                      -
                                            ------------------      ----------------------      -----------------

Total non-performing loans                              7,640                       8,611                  6,983

OREO                                                      207                         207                  1,015
                                            ------------------      ----------------------      -----------------

Total non-performing assets                           $ 7,847                     $ 8,818                $ 7,998
                                            ==================      ======================      =================

Non-performing loans as
a percentage of total loans                             1.38%                       1.76%                  1.48%

Non-performing assets as
a percentage of total assets                            1.10%                       1.35%                  1.24%

Allowance for loan losses
to total loans                                          1.51%                       1.78%                  1.85%

Allowance for loan losses
to total non-performing loans                         109.14%                     101.00%                   119%
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Attachment #4

Republic First Bancorp, Inc.
Press release 9/30/04
(Dollars in thousands )

                                                                Quarter-to-Date
                                                            Average Balance Sheet
                                                   ------------------------------------------

                                      Three months ended                             Three months ended
                                    September 30, 2004                             September 30, 2003
                                    ------------------------------------           ----------------------------------

                                                               Average                                     Average
Interest-Earning Assets:            Average                    Yield/              Average                 Yield/
                                    Balance        Interest    Cost                Balance      Interest   Cost
                                    ------------   ---------   ---------           ----------   ---------  ----------


Commercial and other loans            $ 535,942     $ 8,714        6.45 %          $ 458,719     $ 7,339        6.35 %

Investment securities                    58,723         502        3.42               54,552         586        4.29

Federal funds sold                       43,913         161        1.45               76,927         243        1.25
                                    ------------   ---------   ---------           ----------   ---------  ----------

Total interest-earning assets           638,578       9,377        5.82              590,198       8,168        5.50

Other assets                             60,688                                       57,736

Total assets                          $ 699,266     $ 9,377                        $ 647,934     $ 8,168
                                    ============   =========                       ==========   =========

Interest-bearing liabilities:


Interest-bearing deposits             $ 408,421     $ 1,957        1.90 %          $ 374,876     $ 2,007        2.12 %

Borrowed funds                          120,648       1,906        6.27              134,074       2,079        6.15
                                    ------------   ---------   ---------           ----------   ---------  ----------


Other liabilities                       529,069       3,863        3.06              508,950       4,086        3.19
                                    ------------   ---------   ---------           ----------   ---------  ----------

Non-interest and
interest-bearing funding                623,687       3,863        2.46              579,980       4,086        2.80


Other liabilities:                       14,590                                       13,227
                                    ------------                                   ----------

Total liabilities                       638,277                                      593,207
                                    ------------                                   ----------

Shareholder's equity                     60,989                                       54,727

Total liabilities &
shareholder's equity                  $ 699,266                                    $ 647,934
                                    ============                                   ==========

Net interest income                                 $ 5,514                                      $ 4,082
                                                   =========                                    =========

Interest rate spread                                               3.36 %                                       2.70 %
                                                               =========                                   ==========

Net interest margin                                                3.42 %                                       2.75 %
                                                               =========                                   ==========
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Attachment #5

Republic First Bancorp, Inc.
Press release 9/30/04
(Dollars in thousands)
                                                 Year to Date
                                                                        Average Balance Sheet
                                                 ------------------------------------------

                                       Nine months ended                         Nine months ended
                                    September 30, 2004                         September 30, 2003
                                    -----------------------------------        -------------------------------------

                                                               Average                                      Average
Interest-Earning Assets:             Average                   Yield/            Average                    Yield/
                                     Balance      Interest     Cost              Balance        Interest    Cost
                                    -----------  ------------  --------        ------------  -----------------------

Commercial and Other Loans           $ 516,373      $ 25,057      6.47 %         $ 468,853   $31,215           8.90 %

Investment securities                   64,664         1,629      3.36              68,877     2,331           4.51

Federal funds sold                      60,352           524      1.16              76,684       735           1.28
                                    -----------  ------------  --------        ------------  --------       --------

Total interest-earning assets          641,389        27,210      5.65             614,414    34,281           7.46

Non-interest-earning assets             52,143                                      44,210

Total Assets                         $ 693,532      $ 27,210                     $ 658,624   $34,281
                                    ===========  ============                  ============  ========

Interest-bearing liabilities:

Interest-bearing deposits            $ 395,180       $ 5,785      1.96 %         $ 390,114   $ 6,639           2.28 %

Borrowed funds                         128,091         5,982      6.24             133,316     6,168           6.19
                                    -----------  ------------  --------        ------------  --------       --------

Total interest-bearing
liabilities                            523,271        11,767      3.01             523,430    12,807           3.27
                                    -----------  ------------  --------        ------------  --------       --------

Cost of funds                          618,930        11,767      2.54             596,546    12,807           2.87

Non-interest-
bearing liabilities:                    14,335                                       8,978
                                    -----------                                ------------

Total liabilities                      633,265                                     605,524
                                    -----------                                ------------

Shareholder's Equity                    60,267                                      53,100

Total liabilities &
shareholder's equity                 $ 693,532                                   $ 658,624
                                    ===========                                ============

Net interest income                                 $ 15,443                                 $21,474
                                                 ============                                ========

Interest rate spread                                              3.11 %                                       4.59 %
                                                               ========                                     ========

Net interest margin                                               3.21 %                                       4.67 %
                                                               ========                                     ========
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